UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2020

Rapid7, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37496	35-2423994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Causeway Street,	Boston,	Massachusetts	02114
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (617) 247-1717

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	RPD	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On May 4, 2020, Rapid7, Inc. announced the completion of the acquisition of Divvy Cloud Corporation ("DivvyCloud") and filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the completion of such acquisition. This Current Report on Form 8-K/A amends and supplements Item 9.01 of the Initial Report to present the historical financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(a)Financial Statements of Business Acquired

The audited consolidated financial statements of DivvyCloud as of and for the year ended December 31, 2019 are filed as Exhibit 99.1 to this Amendment No. 1 on Form 8-K/A and are incorporated herein by reference.

(b)Proforma Financial Information

The unaudited pro forma condensed combined financial information of DivvyCloud and the Company as of and for the year ended December 31, 2019 is filed as Exhibit 99.2 to this Amendment No. 1 on Form 8-K/A and is incorporated herein by reference.

(c)Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, independent accountants
99.1	Audited consolidated financial statements of DivvyCloud as of and for the year ended December 31, 2019
99.2	Unaudited pro forma condensed combined financial statements of DivvyCloud and the Company as of and for the year ended December 31, 2019
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rapid7, Inc.

Dated: July 13, 2020	By:	/s/ Jeff Kalowski
Jeff Kalowski
Chief Financial Officer